                          SUPPLEMENT TO PROSPECTUS FOR
                         MANUFACTURERS INVESTMENT TRUST
                                DATED MAY 1, 2004

DEUTSCHE ASSET MANAGEMENT INVESTMENT SERVICES LTD ("DEAMIS") - International Stock Trust

The following portfolio manager changes have been made to the International Stock Trust:

   Matthias Knerr, CFA, Director of DeAMIS, and portfolio manager, and Sangita Uberoi, CFA, Director of DeAMIS, and portfolio manager, are taking over portfolio management duties on the International Stock Trust from Marc Slendebroek and Stuart Kirk. Clare Gray and Alex Tedder will remain as members of the portfolio management team for the International Stock Trust. Mr. Knerr joined DeAMIS in 1995 and received a BS from Pennsylvania State University. Ms. Uberoi joined DeAMIS in 1994 and received a BA from Tufts University.

AIM CAPITAL MANAGEMENT INC. ("AIM") - Aggressive Growth Trust

The following portfolio manager change has been made to the Aggressive Growth
Trust:

   Ryan E Crane, CFA and portfolio manager is a portfolio manager for the Aggressive Growth Trust. Mr. Crane has been with AIM since 1995 and received a BS from the University of Houston. Karl F. Farmer and Jay K. Rushkin will remain as portfolio managers on the Aggressive Growth Trust.

GREAT COMPANIES - AMERICA

Great Companies - America is currently subject to the following expense reimbursement:

Advisory fees are reduced or the Adviser reimburses the portfolio if the total of all expenses (excluding advisory fees, Rule 12b-1 fees, taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business) applicable to a portfolio exceeds 0.50% of the average annual net assets of the portfolio:

On May 12, 2004, the Adviser gave notice to the Trust that effective June 15, 2004 this expense reimbursement will be terminated.

The annual expenses of the portfolio reflecting the elimination of the expense reimbursement are as follows:

(as a percentage of portfolio average net assets for the fiscal year ended December 31, 2003)*

                      MANAGEMENT                              TOTAL TRUST ANNUAL
TRUST PORTFOLIO          FEES     12B-1 FEES  OTHER EXPENSES       EXPENSES
---------------          ----     ----------  --------------       --------
                                   SERIES II     SERIES II         SERIES II
                                   ---------     ---------         ---------
Great Companies -
America                  0.75%       0.35%         2.04%             3.14%

The following portfolio manager change has been made to the Special Value Trust:

SALOMON BROTHERS ASSET MANAGEMENT INC ("SABAM") - Special Value Trust

     Thomas B. Driscoll no longer serves as a portfolio manager to the Special Value Trust. Peter J. Hable will be the sole portfolio manager for this portfolio.

                   THE DATE OF THIS SUPPLEMENT IS JUNE 8, 2004

     MITSUPP060804